          UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       Washington, D. C. 20549

                              FORM 8-K

                           CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) June 16, 2003

   NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
               NAVISTAR FINANCIAL 2000-A OWNER TRUST,
               NAVISTAR FINANCIAL 2000-B OWNER TRUST,
               NAVISTAR FINANCIAL 2001-A OWNER TRUST,
               NAVISTAR FINANCIAL 2001-B OWNER TRUST,
               NAVISTAR FINANCIAL 2002-A OWNER TRUST,
               NAVISTAR FINANCIAL 2002-B OWNER TRUST
              AND NAVISTAR FINANCIAL 2003-A OWNER TRUST
       (Exact name of Registrant as specified in its charter)

                              Delaware
           (State or other jurisdiction of incorporation)

            33-55865                        51-0337491
    (Commission File Number) (I.R.S. Employer Identification No.)

         2850 West Golf Road Rolling Meadows, Illinois 60008
         (Address of principal executive offices) (Zip Code)

   Registrant's telephone number including area code 847-734-4000

                           FORM 8-K

              INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

On June 25, 2003, Registrant made available the Monthly Servicer
Certificates for the Period of May 2003 for the specified Owner Trusts, which are attached as Exhibit 20 hereto.

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

See attached Exhibit Index.

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

   NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
               NAVISTAR FINANCIAL 2000-A OWNER TRUST,
               NAVISTAR FINANCIAL 2000-B OWNER TRUST,
               NAVISTAR FINANCIAL 2001-A OWNER TRUST,
               NAVISTAR FINANCIAL 2001-B OWNER TRUST,
               NAVISTAR FINANCIAL 2002-A OWNER TRUST,
                NAVISTAR FINANCIAL 2002-B OWNER TRUST
              AND NAVISTAR FINANCIAL 2003-A OWNER TRUST
       (Exact name of Registrant as specified in its charter)

  Date: August 25, 2003            By: /s/ Paul Martin
                                           Paul Martin
                                           Vice President and Controller

                             FORM 8-K

                          EXHIBIT INDEX

Exhibit No          Description

20.1                    Navistar Financial 2000-A Owner Trust
                        Monthly Servicer Certificate, dated June 16,
                        2003

20.2                    Navistar Financial 2000-B Owner Trust
                        Monthly Servicer Certificate, dated June 16,
                        2003

20.3                    Navistar Financial 2001-A Owner Trust
                        Monthly Servicer Certificate, dated June 16,
                        2003

20.4                    Navistar Financial 2001-B Owner Trust
                        Monthly Servicer Certificate, dated June 16,
                        2003

20.5                    Navistar Financial 2002-A Owner Trust
                        Monthly Servicer Certificate, dated June 16,
                        2003

20.6                    Navistar Financial 2002-B Owner Trust
                        Monthly Servicer Certificate, dated June 16,
                        2003

20.7                    Navistar Financial 2003-A Owner Trust
                        Monthly Servicer Certificate, dated June 16,
                        2003

                Navistar Financial 2000 - A Owner Trust
                     For the Month of May, 2003
                 Distribution Date of June 16, 2003
                      Servicer Certificate #40

Original Pool Amount                                           $380,843,908.73
Subsequent Receivables (transferred 3/13/00)                    $74,413,256.03
Subsequent Receivables (transferred 3/20/00)                    $19,742,835.24

Beginning Pool Balance                                          $76,014,836.05
Beginning Pool Factor                                                0.1600312

Principal and Interest Collections:
     Principal Collected (Incl. Svc Advance Repay)               $4,645,665.41
     Interest Collected                                            $557,446.73

Additional Deposits:
     Repurchase Amounts                                                  $0.00
     Liquidation
Proceeds/Recoveries                                                $145,169.07
Total Additional Deposits                                          $145,169.07
Repos/Chargeoffs                                                   $130,945.02
Aggregate Number of Notes Charged Off                                       62

Total Available Funds                                            $5,348,281.21
Ending Pool Balance                                             $71,238,225.62
Ending Pool Factor                                                   0.1499752
Servicing Fee                                                       $63,345.70
Repayment of Servicer Advances                                           $0.00

Memo Item - Reserve Account
     Prior Month Balance                                         $9,500,000.00
     Invest.Income                                                   $9,423.59
     Excess Serv.                                                   $42,717.61
     Transfer (to)/from Collections Account                              $0.00
     Beginning Balance                                           $9,552,141.20

Reserve Account:
     Beginning Balance  (see MemonItem)                          $9,552,141.20
     Target Percentage                                                   5.50%
     TargetBalance                                               $3,918,102.41
     Minimum Balance                                             $9,500,000.00

(Release)/Deposit                                                  ($52,141.20)
     EndingBalance                                               $9,500,000.00

Current Weighted Average APR:                                    8.913%
Current Weighted Average Remaining Term (months):                20.21

Delinquencies                               Dollars      Notes

Installments:  1 - 30 days               773,171.00        760
              31 - 60 days               160,837.01        137
                   60 days               213,439.57         39

Total:                                 1,147,447.58        771
Balances:          60+days               830,695.61         39

Navistar Financial 2000 - A Owner Trust
For the Month of May, 2003

NOTES

                                    TOTAL           CLASS A -1      CLASS A - 2      CLASS A - 3     CLASS A - 4      CLASS B NOTES
Original Pool Amt                  $475,000,000.00 $84,000,000.00  $142,000,000.00 $110,000,000.00  $121,187,500.00  $17,812,500.00
Distributions:
     Distribution Percentages                                0.00%           0.00%            0.00%          96.25%           3.75%
     Coupon                                                6.0800%         6.8200%           7.200%         7.3400%         7.4700%

Beginning Pool Balance              $76,014,836.05
Ending Pool Balance                 $71,238,225.62

Collected Principal                  $4,645,665.41
Collected Interest                     $557,446.73
Charge - Offs                          $130,945.02
Liquidation Proceeds/Recoveries        $145,169.07
Servicing                               $63,345.70
Cash Transfer from Reserve Acct              $0.00
Total Collections Avail
for Debt Service                     $5,284,935.51

Beginning Balance                   $76,014,836.05          $0.00             $0.00          $0.00    $70,014,279.71  $6,000,556.34

Interest Due                           $465,607.47          $0.00             $0.00          $0.00       $428,254.01     $37,353.46
Interest Paid                          $465,607.47          $0.00             $0.00          $0.00       $428,254.01     $37,353.46
Principal Due                        $4,776,610.43          $0.00             $0.00          $0.00     $4,597,487.54    $179,122.89
Principal Paid                       $4,776,610.43          $0.00             $0.00          $0.00     $4,597,487.54    $179,122.89

Ending Balance                      $71,238,225.62          $0.00             $0.00          $0.00    $65,416,792.17  $5,821,433.45
Note/Certificate Pool Factor                                 0.0000            0.0000         0.0000          0.5398         0.3268
(Ending Balance/Original Pool Amt)
Total Distributions                  $5,242,217.90          $0.00             $0.00          $0.00     $5,025,741.55    $216,476.35

Interest Shortfa                             $0.00          $0.00             $0.00          $0.00             $0.00          $0.00
Principal Shortfall                          $0.00          $0.00             $0.00          $0.00             $0.00          $0.00
     Total Shortfall                         $0.00          $0.00             $0.00          $0.00             $0.00          $0.00
          (required from Reserve)
Excess Servicing                        $42,717.61
     (see Memo Item - Reserve Acct)

Beginning Reserve Acct Balance       $9,552,141.20
(Release)/Draw                         ($52,141.20)
Ending Reserve Acct Balance          $9,500,000.00

1 Principal distributions will be paid in the following priority: First 100% to class A-1 until paid in full, second 96.25% applied sequentially to Class A Notes and 3.75% to Class B Notes until all Class A Notes are repaid in full, then
100% to Class B Notes.

2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest based off 6 days, from 3/9-3/15.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on otherclasses.)

Navistar Financial 2000 - A Owner Trust
For the Month of May, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                     Jan-03(Mo-5)        Feb-03 (Mo-4)          Mar-03 (Mo-3)        Apr-03 (Mo-2)    May-03 (Mo-1)

Beginning Pool Balance              $99,264,806.98       $92,154,824.35        $86,403,648.03       $81,246,234.52   $76,014,836.05

A) Loss Trigger:
Principal of Contracts Charged Off     $252,981.82          $179,014.57            $49,673.95           $69,527.73      $130,945.02
Recoveries                             $264,121.56          $226,413.39           $182,561.55          $296,962.36      $145,169.07

Total Charged Off (Months 5,4,3)       $481,670.34
Total Recoveries (Months 3,2,1)        $624,692.98
Net Loss/(Recoveries) for 3 Mos       ($143,022.64)(a)

Total Balance (Months 5,4,3)       $277,823,279.36 (b)

Loss Ratio Annualized [(a/b)*(12)]         -0.6178%

Trigger: Is Ratio > 1.5%                         No

                                                               Mar-03                  Apr-03                May-03
B) Delinquency Trigger:
     Balance delinquency 60+ days                            $917,058.96             $887,943.18           $830,695.61
     As % of Beginning Pool Balance                              1.06137%                1.09290%              1.09281%
     Three Month Average                                         1.22971%                1.19160%              1.08236%
Trigger: Is Average > 2.0%                       No

C) Noteholders Percent Trigger:             2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger: Is Minimum <1.0%                      No

                   Navistar Financial 2000 - B Owner Trust
                          For the Month of May, 2003
                     Distribution Date of June 16, 2003
                           Servicer Certificate #32

Original Pool Amount                                        $764,710,097.53
Beginning Pool Balance                                      $146,378,334.16
Beginning Pool Factor                                             0.1914168

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Adva                $10,016,732.44
     Interest
Collected                                                     $1,236,813.48

Additional Deposits:
     Repurchase Amounts                                               $0.00
     Liquidation
Proceeds/Recoveries                                           $1,137,973.46
Total Additional Deposits                                     $1,137,973.46

Repos/Chargeoffs                                                $532,257.43
Aggregate Number of Notes Charged Off                                   201

Total Available Funds                                        $12,391,519.38

Ending Pool Balance                                         $135,829,344.29
Ending Pool Factor                                                0.1776220

Servicing Fee                                                   $121,981.95

Repayment of Servicer Advances                                        $0.00

Memo Item - Reserve Account
     Prior Month Balance                                     $15,294,201.95
     Invest.Income                                               $14,316.46
     Excess Serv.                                               $891,272.55
     Transfer (to)/from Collections Account                           $0.00
     Beginning Balance                                       $16,199,790.96

Reserve Account:
     Beginning Balance  (see Memo Item)                      $16,199,790.96
     Target Percentage                                                 5.50%
     Target Balance                                           $7,470,613.94
     Minimum
Balance                                                      $15,294,201.95

(Release)/Deposit                                              ($905,589.01)
     Ending
Balance                                                      $15,294,201.95

Current Weighted Average APR:                                         9.811%
Current Weighted Average Remaining Term (months):                     23.83

Delinquencies                                Dollars      Notes
             Installments:
             1 - 30 days                1,550,711.26      1,333
            31 - 60 days                1,219,620.23        391
                 60+days                  384,268.28         90

Total:                                  3,154,599.77      1,397

Balances:        60+days                1,875,963.35         90

Navistar Financial 2000 - B Owner Trust
For the Month of May, 2003

                                             TOTAL     CLASS A - 1      CLASS A - 2      CLASS A - 3     CLASS A - 4   LASS B NOTES
Original Pool Amoun                $764,710,097.53 $140,000,000.00  $232,400,000.00  $184,900,000.00 $178,733,000.00 $28,677,097.53
Distributions:
   Distribution Percentages                               0.00%            0.00%              0.00%           96.25%           3.75%
     Coupon                                             6.7300%          6.6600%            6.6700%          6.7800%         7.0300%

Beginning Pool Balance             $146,378,334.16
Ending Pool Balance                $135,829,344.29

Collected Principal                 $10,016,732.44
Collected Interest                   $1,236,813.48
Charge - Offs                          $532,257.43
Liquidation Proceeds/Recov           $1,137,973.46
Servicing                              $121,981.95
Cash Transfer from Reserve Acct              $0.00
Ttl Collections Avail for Debt Svc  $12,269,537.43

Beginning Balance                  $146,378,334.17       $0.00            $0.00               $0.00  $135,638,677.76 $10,739,656.42
Interest Due                           $829,275.02       $0.00            $0.00               $0.00      $766,358.53     $62,916.49
Interest Paid                          $829,275.02       $0.00            $0.00               $0.00      $766,358.53     $62,916.49
Principal Due                        10,548,989.87       $0.00            $0.00               $0.00   $10,153,402.75    $395,587.12
Principal P                         $10,548,989.87       $0.00            $0.00               $0.00   $10,153,402.75    $395,587.12
ing Balance                        $135,829,344.31       $0.00            $0.00               $0.00  $125,485,275.01 $10,344,069.30
Note/Certificate Pool Factor                              0.0000           0.0000            0.0000           0.7021         0.3607
(Ending Balance/Original Pool Amount)
Total Distributions                 $11,378,264.89       $0.00            $0.00               $0.00   $10,919,761.28    $458,503.61

Interest Shortfall                           $0.00       $0.00            $0.00               $0.00            $0.00          $0.00
Principal Shortf                             $0.00       $0.00            $0.00               $0.00            $0.00          $0.00
     Total Shortfall                         $0.00       $0.00            $0.00               $0.00            $0.00          $0.00
             (required from Reserve)
Excess Servicing                       $891,272.55
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance      $16,199,790.96
(Release)/Draw                        ($905,589.01)
Ending Reserve Acct Balance         $15,294,201.95

1 Principal distributions will be paid in the following priority: First 100% to class A-1 until paid in full, second 96.25% applied sequentially to Class A Notes and 3.75% to Class B Notes until all Class A Notes are repaid in full, then
100% to Class B Notes.

2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)

Navistar Financial 2000 - B Owner Trust
For the Month of May, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                         5                 4                 3                 2                1
                                                    Jan-03            Feb-03            Mar-03            Apr-03           May-03

Beginning Pool Balance                      $185,361,120.60  $175,524,754.84   $165,075,041.03   $155,703,462.49  $146,378,334.16
A) Loss Trigger:
Principal of Contracts Charged Off              $925,505.92      $596,559.68       $232,070.74       $517,549.49      $532,257.43
Recoveries                                      $512,998.22      $878,880.98       $377,150.41       $377,234.28    $1,137,973.46
Total Charged Off (Months 5,4,3)              $1,754,136.34
Total Recoveries (Months 3,2,1)               $1,892,358.15
Net Loss/(Recoveries) for 3 Mos                ($138,221.81)(a)
Total Balance (Months 5,4,3)                $525,960,916.47 (b)
Loss Ratio Annualized [(a/b)*(12)]                  -0.3154%
Trigger: Is Ratio > 1.5%                                  No

                                                           Mar-03               Apr-03             May-03
B) Delinquency Trigger:
     Balance delinquency 60+ days                   $3,475,476.43        $2,247,258.52      $1,875,963.35
     As % of Beginning Pool Balance                       2.10539%             1.44329%           1.28159%
     Three Month Average                                   1.6693%              1.5529%            1.6101%
Trigger: Is Average > 2.0%                      No

C) Noteholders Percent Trigger:             2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

                     Navistar Financial 2001 - A Owner Trust
                                For the Month of May2003
                          Distribution Date of June 16, 2003
                                Servicer Certificate #26

Original Pool Amount                                            $257,155,638.25
Subsequent Receivables (transferred 4/30/01)                     $53,340,411.35
Subsequent Receivables (transferred 5/30/01)                     $67,396,152.49
Subsequent Receivables (transferred6/28/01)                      $22,107,022.10
Beginning Pool Balance                                          $134,764,353.69
Beginning Pool Factor                                                 0.3369115

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $6,872,493.25
     Interest Collected                                           $1,083,406.15
     Mandatory Prepayments                                                $0.00
Additional Deposits:
     Repurchase Amounts                                                   $0.00

     Liquidation Proceeds /Recoveries                               $380,983.45
Total Additional
Deposits                                                            $380,983.45

Repos/Chargeoffs                                                    $337,350.81
Aggregate Number of Notes Charged Off                                       124

Total Available Funds                                             $8,336,882.85

Ending Pool Balance                                             $127,554,509.63
Ending Pool Factor                                                    0.3188869

Servicing Fee                                                       $112,303.63

Repayment of Servicer Advances                                            $0.00

Memo Item - Reserve Account
     Prior Month Balance                                          $7,999,984.48
     Invest.
Income                                                                $6,511.60
     Excess Serv.                                                   $416,789.86
     Transfer (to)/from Collections Account                               $0.00
     Beginning Balance                                            $8,423,285.94

Reserve Account:

     Beginning Balance  (see Memo Item)                           $8,423,285.94
     Target Percentage                                                    5.50%
     Target Balance                                               $7,015,498.03
     MinimumBalance                                               $7,999,984.48
     (Release) /Deposit                                            ($423,301.46)
     Ending Balance                                               $7,999,984.48

Current Weighted Average APR:                                            9.487%

Current Weighted Average Remaining Term (months):                         29.35

Delinquencies

                                                 Dollars       Notes
  Installments:      1 - 30 days              1,183,872.39     1,148
                    31 - 60 days                423,486.04       415
                         60+ days               130,931.53        72

  Total:                                      1,738,289.96     1,158

 Balance:                60+  days            1,722,832.38        72

Navistar Financial 2001 - A Owner Trust
For the Month of May 2003

NOTES

                                              TOTAL     CLASS A - 1      CLASS A - 2      CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                400,000,000.00  $72,500,000.00  $118,000,000.00  $100,000,000.00 $92,500,000.00  $17,000,000.00
Distributions:
     Distribution Percentages                                  0.00%            0.00%           95.75%          0.00%         4.25%
     Coupon                                                  4.2900%          4.4700%          4.9900%        5.4200%       5.5900%

Beginning Pool Balance              $134,764,353.69
Ending Pool Balance                 $127,554,509.63

Collected Principal                   $6,872,493.25
Collected Interest                    $1,083,406.15
Charge - Offs                           $337,350.81
Liquidation Proceeds / Recoveries       $380,983.45
Servicing                               $112,303.63
Cash Transfer from Pre-Funding Acct.
Cash Transfer from Reserve Accoun             $0.00
Total Collections Avail for Debt       8,224,579.22

Beginning Balance                    134,764,353.69           $0.00            $0.00   $33,455,618.65  $92,500,000.00 $8,808,735.04

Interest Due 2                         $597,945.30            $0.00            $0.00      $139,119.61     $417,791.67    $41,034.02
Interest Paid                          $597,945.30            $0.00            $0.00      $139,119.61     $417,791.67    $41,034.02
Principal Due                        $7,209,844.06            $0.00            $0.00    $6,903,425.69           $0.00   $306,418.37
Mandatory                                    $0.00
Principal Paid                       $7,209,844.06            $0.00            $0.00    $6,903,425.69           $0.00   $306,418.37

Ending Balance                     $127,554,509.63            $0.00            $0.00    $26,552,192.96 $92,500,000.00 $8,502,316.67
Note / Certificate Pool Factor
(Ending Balance / Original Poo                               0.0000           0.0000            0.2655         1.0000        0.5001
Total Distributions                  $7,807,789.36            $0.00            $0.00     $7,042,545.30    $417,791.67   $347,452.39

Interest Shortfall                           $0.00            $0.00            $0.00             $0.00          $0.00         $0.00
Principal Shortfall                          $0.00            $0.00            $0.00             $0.00          $0.00         $0.00
                    Total Shortfa            $0.00            $0.00            $0.00             $0.00          $0.00         $0.00
Excess Servicing                       $416,789.86
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance       $8,423,285.94
(Release) / Draw                      ($423,301.46)
Ending Reserve Acct Balance          $7,999,984.48

1 Principal distributions will be paid in the following priority: First 100% to class A-1 until paid in full, second 96.25% applied sequentially to Class A Notes and 3.75% to Class B Notes until all Class A Notes are repaid in full, then
100% to Class B Notes.

2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest for first settlement based off 18 days, from 4/27/01-5/15/01.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)

Navistar Financial 2001 - A Owner Trust
For the Month of May 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                    5                 4                 3                 2                1

                                               Jan-03            Feb-03            Mar-03            Apr-03           May-03

Beginning Pool Balance                $165,225,546.06   $156,294,458.07   $148,510,694.83   $140,437,722.95  $134,764,353.69

A) Loss Trigger:
Principal of Contracts Charged Off        $437,862.40       $415,563.64       $422,222.48       $313,690.36      $337,350.81
Recoveries                                $239,009.92       $395,138.47       $239,503.48       $268,387.81      $380,983.45

Total Charged Off (Months 5,4,3)        $1,275,648.52
Total Recoveries (Months 3,2,1)           $888,874.74
Net Loss/(Recoveries) for 3 Mos           $386,773.78 (a)

Total Balance (Months 5,4,3)          $470,030,698.96 (b)

Loss Ratio Annualized [(a/b)*(12)]               0.9874%

Trigger: Is Ratio > 1.5%                             No

                                                    Mar-03                Apr-03             May-03
B) Delinquency Trigger:
      Balance delinquency 60+ days           $1,617,166.51         $1,537,536.58      $1,722,832.38
      As % of Beginning Pool Balance               1.08892%              1.09482%           1.27840%
      Three Month Average                          1.15344%              1.09356%           1.15405%

Trigger: Is Average > 2.0%                           No

C) NotNoteholdersrPercentiTrigger:
      Ending Reserve Account Balance
      not less than 1% of Initial Aggregate
      Receivables Balance                       2.0000%

Trigger: Is Minimum < 1.0%                           No

                  Navistar Financial 2001 - B Owner Trust
                          For the Month of May 2003
                     Distribution Date of June16, 2003
                         Servicer Certificate #20

Original Pool Amount                                            $292,329,093.98
Subsequent Receivables (transferred 11/01/01)                    $59,897,861.72
Subsequent Receivables (transferred 12/10/01)                   $117,139,017.24
Subsequent Receivables (transferred 1/14/02)                     $30,633,447.04
Beginning Pool Balance                                          $256,157,123.10
Beginning Pool Factor                                                 0.5123148

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Adv. Repay)             $13,343,361.30
     Interest Collected                                           $1,802,154.31
     Mandatory Prepayments                                                $0.00
Additional Deposits:
     Repurchase Amounts                                                   $0.00

     Liquidation Proceeds /Recoveries                               $680,750.90
Total Additional Deposits                                           $680,750.90

Repos / Chargeoffs                                                  $399,028.86
Aggregate Number of Notes Charged Off                                       120

Total Available Funds                                            $15,826,266.51

Ending Pool Balance                                             $242,414,732.94
Ending Pool Factor                                                    0.4848300

Servicing Fee                                                       $213,464.27

Repayment of Servicer Advances                                            $0.00

Memo Item - Reserve Account
     Prior Month
Balance                                                          $14,088,641.77
     Invest.Income                                                   $15,460.74
     Excess Serv.                                                 $1,042,327.72
     Transfer (to) Collections Acct                                       $0.00
     Beginning Balance                                           $15,146,430.23

Reserve Account:
     Beginning Balance  (see Memo Item)                          $15,146,430.23
     Target Percentage                                                     5.50%
     Target Balance                                              $13,332,810.31
     Minimum Balance                                              $9,999,988.40
     (Release) / Deposit                                         ($1,813,619.92)
     Ending Balance                                              $13,332,810.31

Current Weighted Average APR:                                            8.347%
Current Weighted Average Remaining Term (months):                        34.26

Delinquencies

                                            Dollars     Notes
     Installments:    1 - 30 days       1,683,954.93     1,696
                     31 - 60 days         482,178.57       531
                          60+             175,947.69        74

     Total:                             2,342,081.19     1,701

     Balance:            60+            2,320,948.43        74

Navistar Financial 2001 - B Owner Trust
For the Month of May 2003

NOTES                                       TOTAL     CLASS A - 1      CLASS A - 2      CLASS A - 3     CLASS A - 4   CLASS B NOTES
Original Pool Amt                 $500,000,000.00  $79,638,000.00  $131,715,000.00  $179,000,000.00  $90,897,000.00  $18,750,000.00
Distributions:
     Distribution Percentages                                0.00%            0.00%           96.25%           0.00%           3.75%
     Coupon                                                2.4400%          2.8300%          1.5600%         4.3700%         4.8300%

Beginning Pool Balance            $256,157,123.10
Ending Pool Balance               $242,414,732.94

Collected Principal                $13,343,361.30
Collected Interest                  $1,802,154.31
Charge - Offs                         $399,028.86
Liquidation Proceeds / Re             $680,750.90
Swap Payments to/(from)Tru           ($234,684.34)
Servicing                             $213,464.27
Investment Earnings from Pre-Fundi          $0.00
Negative Carry Amount                       $0.00
Cash Transfer from Pre-Funding Ac           $0.00
Cash Transfer from Reserve Accoun           $0.00
Ttl Collections Avail for Debt Svc $15,378,117.90

Beginning Balance                 $256,157,123.10           $0.00            $0.00  $152,667,805.98  $90,897,000.00  $12,592,317.12

Interest Due 2                        $593,400.02           $0.00            $0.00      $211,699.36     $331,016.58      $50,684.08
Interest Paid                         $593,400.02           $0.00            $0.00      $211,699.36     $331,016.58      $50,684.08
Principal Due                      $13,742,390.16           $0.00            $0.00   $13,227,050.53           $0.00     $515,339.63
Mandatory Prepayments Class A-1 only        $0.00           $0.00            $0.00
Principal Paid                     $13,742,390.16           $0.00            $0.00   $13,227,050.53           $0.00     $515,339.63

Ending Balance                    $242,414,732.94           $0.00            $0.00  $139,440,755.45  $90,897,000.00  $12,076,977.49
Note/Certificate Pool Factor                               0.0000           0.0000           0.7790          1.0000          0.6441
   (Ending Balance/Original Pool Amt)
Total Distributions                $14,335,790.18           $0.00            $0.00   $13,438,749.89     $331,016.58     $566,023.71
Interest Shortfall                          $0.00            $0.00           $0.00            $0.00           $0.00           $0.00
Principal Shortfall                         $0.00            $0.00           $0.00            $0.00           $0.00           $0.00
     Total Shortfall                        $0.00            $0.00           $0.00            $0.00           $0.00           $0.00

Excess Servicing                    $1,042,327.72
     (see Memo Item-Reserve Acct)

     Beginning Reserve Acct Bal    $15,146,430.23
     (Release) / Draw              ($1,813,619.92)
     Ending Reserve Acct Bal       $13,332,810.31

1 Principal distributions will be paid in the following priority: First to Class A-1 until paid in full, second 96.25% applied sequentially to Class A Notes and 3.75% to Class B Notes until all Class A Notes are repaid in full, then
100% to Class B Notes.

2 Class A-1 and A-3 Interest based on Actual Number of Days.Interest on other classes based on a 30-day month.  Interest for first settlement based off 14 days, from 11/01/01-11/15/01.  Class A-3 Interest based on the One Month Libor +25bp.

(* y represents previously paid interest and principal on other classes.)

-------------------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month       $386,328.03
 Total Outstanding Servicer Advances    $3,772,088.79
-------------------------------------------------------------------------

Navistar Financial 2001 - B Owner Trust
For the Month of May 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

                                                      5                4                  3                  2                1
                                                 Jan-03           Feb-03             Mar-03             Apr-03           May-03

Beginning Pool Balance                  $299,400,321.78  $288,031,166.93    $277,004,430.42    $266,322,804.47  $256,157,123.10

A) Loss Trigger:
Principal of Contracts Charged Off          $613,962.22      $393,730.83        $904,201.50        $373,485.37      $399,028.86
Recoveries                                  $482,430.33      $326,344.81        $213,340.70        $321,206.78      $680,750.90

Total Charged Off (Months 5,4,3)           1,911,894.55
Total Recoveries (Months 3,2,1)           $1,215,298.38
Net Loss/(Recoveries) for 3 Mos             $696,596.17  (a)

Total Balance (Months 5,4,3)            $864,435,919.13  (b)

Loss Ratio Annualized [(a/b)*(12)]               0.9670%

Trigger: Is Ratio > 1.5%                             No

                                                         Mar-03              Apr-03            May-03
B) Delinquency Trigger:
     Balance delinquency 60+ days                   $3,210,689.65       $2,599,450.19     $2,320,948.43
     As % of Beginning Pool Balance                       1.15908%            0.97605%          0.90606%
     Three Month Average                                  0.89321%            0.99882%          1.01373%

Trigger: Is Average >2.0%                            No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                        2.6666%

Trigger: Is Minimum $lt;1.0%                            No

                Navistar Financial 2002 - A Owner Trust
                        For the Month of May 2003
                   Distribution Date of June 16, 2003
                       Servicer Certificate #14

Original Pool Amount                                            $317,954,886.53
Subsequent Receivables (transferred 04/30/02)                    $69,994,775.15
Subsequent Receivables (transferred 05/31/02)                   $112,050,220.64
Subsequent Receivables (transferred 00/00/00)                             $0.00
Beginning Pool Balance                                          $324,538,276.88
Beginning Pool Factor                                                 0.6490767

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)          $11,872,874.95
     InterestCollected                                            $2,043,978.76

Additional Deposits:
     Repurchase Amounts                                                   $0.00

     Liquidation Proceeds /Recoveries                               $260,263.63
Total Additional Deposits                                           $260,263.63

Repos/Chargeoffs                                                    $185,515.73
Aggregate Number of Notes Charged Off                                        81

Total Available Funds                                            $14,177,117.34

Ending Pool Balance                                             $312,479,886.20
Ending Pool Factor                                                    0.6249599

Servicing Fee                                                       $270,448.56

Repayment of Servicer Advances                                            $0.00

Memo Item - Reserve Account
     Prior Month
Balance                                                          $17,896,959.41
     Invest. Income                                                  $17,474.43
     Excess Serv.                                                   $734,280.27
     Transfer (to) Collections Account                                    $0.00
     Beginning
Balance                                                          $18,648,714.11

Reserve Account:
     Beginning Balance  (see Memo Item)                          $18,648,714.11
     Target Percentage                                                    5.50%
     Target Balance                                              $17,186,393.74
     Specified Yield Supplement Amount                                    $0.00
     Specified Yield Supplement Amount                               $25,884.41
     Specified Reserve Account
Balance                                                          $17,212,278.15
   Minimum Balance                                                $9,999,997.65
     (Release) /Deposit                                          ($1,436,435.96)
     Ending
Balance                                                          $17,212,278.15

Current Weighted Average APR:                                            7.580%
Current Weighted Average Remaining Term (months):                        37.06

Delinquencies
                                          Dollars     Notes

Installments;:  1- 30 days          $1,376,663.42     1,638
               31 - 60 days           $366,948.39       374
                    60+  days         $170,014.67        68

Total:                              $1,913,626.48     1,660

Balances:          60+  days        $1,563,246.24        68

Navistar Financial 2002 - A Owner Trust
For the Month of May 2003

NOTES

                                                TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                  $500,000,000.00 $73,000,000.00 $182,000,000.00 $104,000,000.00 $121,000,000.00 $20,000,000.00
Distributions:
     Distribution Percentages                                  0.00%          96.00%           0.00%            0.00%         4.00%
     Coupon                                                  1.9600%         3.0700%         4.0900%          4.7600%       4.9500%

Beginning Pool Balanc                 $324,538,276.88
Ending Pool Balance                   $312,479,886.20

Collected Principal                    $11,872,874.95
Collected Interest                      $2,043,978.76
Charge - Offs                             $185,515.73
Liquidation Proceeds / Reco               $260,263.63

Servicing                                 $270,448.56
Investment Earnings from Pre-Fundi              $0.00
Negative Carry Amount                           $0.00
Cash Transfer from Pre-Funding Acct.            $0.00
Cash Transfer from Reserve Account              $0.00
Total Collections Avail for Debt Svc   $13,906,668.78

Beginning Balance                     $324,538,276.88        $0.00    $83,636,745.80 $104,000,000.00 $121,000,000.00  $15,901,531.08

Interest Due 2                          $1,113,997.83        $0.00       $213,970.67     $354,466.67     $479,966.67     $65,593.82
Interest Paid                           $1,113,997.83        $0.00       $213,970.67     $354,466.67     $479,966.67     $65,593.82
Principal Due                          $12,058,390.68        $0.00    $11,576,055.05           $0.00           $0.00    $482,335.63
Mandatory Prepayments Class A-1                 $0.00        $0.00             $0.00           $0.00           $0.00          $0.00
Principal Paid                         $12,058,390.68        $0.00    $11,576,055.05           $0.00           $0.00    $482,335.63

Ending Balance                        $312,479,886.20        $0.00    $72,060,690.75 $104,000,000.00 $121,000,000.00 $15,419,195.45
Note/Certificate Pool Factor                                0.0000            0.3959          1.0000          1.0000         0.7710
     (Ending Balance/Original Pool Amt)
Total Distributions                    $13,172,388.51        $0.00    $11,790,025.72     $354,466.67     $479,966.67    $547,929.45

Interest Shortfall                              $0.00        $0.00             $0.00           $0.00           $0.00          $0.00
Principal Shortfall                             $0.00        $0.00             $0.00           $0.00           $0.00          $0.00
     Total Shortfall                            $0.00        $0.00             $0.00           $0.00           $0.00          $0.00

Excess Servicing                          $734,280.27

     Beginning Reserve Acct Balanc     $18,648,714.11
     (Release) / Draw                  ($1,436,435.96)
     Ending Reserve Acct Balance       $17,212,278.15

1 Principal distributions will be paid in the following priority: First to class A-1 until paid in full, second 96.00% applied sequentially to Class A Notes and 4.00% to Class B Notes until all Class A Notes are repaid in full, then
100% to Class B Notes.

2 Class A-1 Interest based on Actual Number of Days.  Interest onother classes based on a 30-day month.  Interest for first settlement based off 15-days, from 04/30/02 to, but excluding, 5/15/02.

(* y represents previously paid interest and principal on other classes.)

-------------------------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month   $221,408.66
 Total Outstanding Servicer Advances $4,784,456.34
-------------------------------------------------------------------------------

Navistar Financial 2002 - A Owner Trust
For the Month of May 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

                                                     5                 4                 3               2                  1

                                                Jan-03            Feb-03            Mar-03           Apr-03             May-03

Beginning Pool Balance                 $373,519,726.18   $361,348,477.50   $347,291,541.04   $335,840,839.74   $324,538,276.88

A) Loss Trigger:
Principal of Contracts Charged Of          $621,592.30       $583,679.44       $590,193.14       $568,134.54       $185,515.73
Recoveries                                 $232,904.10       $579,261.74       $533,016.07       $301,093.42       $260,263.63

Total Charged Off (Months 5,4,3)         $1,795,464.88
Total Recoveries (Months 3,2,1)          $1,094,373.12
Net Loss/(Recoveries) for 3 Mos            $701,091.76 (a)

Total Balance (Months 5,4,3)         $1,082,159,744.72 (b)

Loss Ratio Annualized [(a/b)*(12)]                0.7774%

Trigger: Is Ratio > 1.5%                             No

                                                Mar-03                    Apr-03                May-03
B) Delinquency Trigger:
     Balance delinquency 60+ days           $2,493,649.48             $2,319,935.55         $1,563,246.24
     As % of Beginning Pool Balance               0.71803%                  0.69078%              0.48168%
     Three Month Average                          0.62025%                  0.69863%              0.63017%

Trigger: Is Average >  2.0%                           No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables
Balance                                            3.4425%

Trigger: Is Minimum < 1.0%                            No

Navistar Financial 2002 - B Owner Trust

--------------------------------------------------------------------
For the Month of May 2003
Distribution Date of June 16, 2003
Servicer Certificate  #7
--------------------------------------------------------------------

Original Pool Amount                                            $476,822,132.57
Subsequent Receivables (transferred 11/19/02)                   $141,557,526.95
Subsequent Receivables (transferred 12/18/02)                   $111,641,313.30
Subsequent Receivables (transferred 01/30/03)                    $94,264,588.13
Subsequent Receivables (transferred 02/18/03)                    $25,713,811.37
Beginning Pool Balance                                          $705,387,530.28
Beginning Pool Factor                                                 0.8298683

Principal and Interest Collections:
     Principal Collected (Incl. Servicer AdvanceRepay)            27,762,229.72
     Interest Collected                                           $4,386,591.82
     Mandatory Prepayments                                                $0.00
Additional Deposits:

     Repurchase Amounts                                                   $0.00

     Liquidation Proceeds /Recoveries                               $261,047.29
Total Additional Deposits                                           $261,047.29

Repos / Chargeoffs                                                  $908,327.73
Aggregate Number of Notes Charged Off                                        96

Total Available Funds                                            $32,409,868.83

Ending Pool Balance                                             $676,716,972.83
Ending Pool Factor                                                    0.7961382

Servicing Fee                                                       $587,822.94

Repayment of Servicer Advances                                            $0.00

-------------------------------------------------------------------------------
Memo Item - Reserve Account
    Prior Month Balance                                          $39,208,148.98
     Trans Base                                                           $0.00
     Trans Low/0%                                                         $0.00
     Invest. Income                                                  $38,183.46
     Excess Serv.                                                 $1,536,622.63
     Transfer(to)                                                         $0.00
---------------------
     Collections Acct
     Beginning
Balance                                                          $40,782,955.07
-------------------------------------------------------------------------------
Reserve Account:
     Beginning Balance  (see Memo Item)                          $40,782,955.07
     Target Percentage                                                    5.50%
    Target Balance                                               $37,219,433.51
     Specified Yield Supplement Amount                              $297,798.91
     Specified Yield Supplement Amount                                $8,187.97
     Specified Reserve Account Balance                           $37,525,420.39
     Minimum Balance                                             $16,999,987.45
     (Release) /Deposit                                          ($3,257,534.68)
     Ending Balance                                              $37,525,420.39

-------------------------------------------------------------------------------
Current Weighted Average APR:                                           7.633%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                      42.51
-------------------------------------------------------------------------------
Delinquencies
                                                            Dollars     Notes

                                                ---------------------  --------
     Installments:          1 - 30 days               3,207,623.51     3,264

                            31 - 60 days                520,804.18       734

                                 60+  days              165,771.70       110

     Total:                                           3,894,199.39     3,267

     Balances:                   60+  days            2,982,715.15       110

Navistar Financial 2002 - B Owner Trust
For the Month of May 2003

--------------------------------------------------------------------------------

NOTES                           TOTAL      CLASS A -1      CLASS A -2     CLASS A -3a 3) CLASS A -3b     CLASS A -4   CLASS B NOTES
Original Pool Amt     $850,000,000.00 $162,000,000.00 $230,000,000.00 $215,000,000.00 $25,000,000.00 $184,000,000.00 $34,000,000.00
Distributions:
 Distribution %                                 60.65%         37.78%           0.00%           0.00%           0.00%          1.57%
    Coupon                                     1.6200%        1.9200%         1.5600%         2.6400%         3.5200%        5.2700%

Beginning Pool Bal    $705,387,530.28
Ending Pool Balance   $676,716,972.83

Collected Principal    $27,762,229.72
Collected Interest      $4,386,591.82
Charge - Offs             $908,327.73
Liquidation
   Proceeds/Recoveries    $261,047.29
Swap Payments
  to/(from)Trust         ($179,644.44)
Servicing                 $587,822.94
Investment Earnings from
Pre-Funding Acct.               $0.00
Negative Carry Amount           $0.00
Cash Transfer from
  Pre-Funding Acct.             $0.00
Cash Transfer from Reserve Acct $0.00
Total Collections Avail
 for Debt Srv          $31,642,401.45

Beginning Balance     $705,387,530.28  $17,387,530.28 $230,000,000.00 $215,000,000.00 $25,000,000.00 $184,000,000.00 $34,000,000.00

Interest Due 2          $1,435,221.37      $25,038.04     $368,000.00     $298,133.33     $55,000.00     $539,733.33    $149,316.67
Interest Paid           $1,435,221.37      $25,038.04     $368,000.00     $298,133.33     $55,000.00     $539,733.33    $149,316.67
Principal Due          $28,670,557.45  $17,387,530.28  $10,831,706.08           $0.00          $0.00           $0.00    $451,321.09
Mandatory Prepayments
  Class A-1 only                $0.00           $0.00
Principal Paid         $28,670,557.45  $17,387,530.28  $10,831,706.08           $0.00          $0.00           $0.00    $451,321.09

Ending Balance
Note/Certificate
  Pool Factor
(Ending Bal/Org
pool amt)             $676,716,972.83           $0.00 $219,168,293.92 $215,000,000.00 $25,000,000.00 $184,000,000.00 $33,548,678.91
                                               0.0000          0.9529          1.0000         1.0000          1.0000         0.9867
Total Distributions    $30,105,778.82  $17,412,568.32  $11,199,706.08     $298,133.33     $55,000.00     $539,733.33    $600,637.76

Interest Shortfall              $0.00           $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
Principal Shortfall             $0.00           $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
    Total Shortfall             $0.00           $0.00           $0.00           $0.00          $0.00           $0.00          $0.00

Excess Servicing
    (see Memo Item -
 Reserve Account       $1,536,622.63

Beginning Reserve
  Acct Balance        $40,782,955.07

(Release/Draw)        ($3,257,534.68)
Ending Reserve
  Acct Balance        $37,525,420.39

1 Principal distributions will be paid in the following priority: First to class A-1 until paid in full, second 96.00% applied sequentially to Class A Notes and 4.00% toClass B Notes until all Class A Notes are repaid in full, then 100%
to Class B Notes.

2 Class A-1 and Class A-3a Interest based on Actual Number of Days.Interest for first settlement based off 27 days, from
11/19/02-12/15/02 for Class A-3a and Class A-1.  Class A-3 Interest based on One Month Libor +25bp.  Class A-2, A-3b, A-4, and
Class B Interest calculatedon 26 days.

3 3 LIBOR was reset on 06/12/03 at 0.00%.  The Interest Rate on the Class A-3a Floating Rate Notes for the 7/15/03
Distribution is 0.00%.

(* y represents previously paid interest and principal on other classes.)

---------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month   $542,992.48
 Total Outstanding Servicer Advances $4,545,326.61
---------------------------------

Navistar Financial 2002 - B Owner Trust
For the Month of May 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                  5               4               3               2               1               0
                                             Dec-02          Jan-03          Feb-03          Mar-03          Apr-03          May-03
Remaining Gross Balance             $795,063,006.85 $878,690,909.55 $884,749,737.09 $857,935,307.26 $827,271,621.24 $800,098,307.41

A) Loss Trigger:Principal of
Contracts Charged Off                   $478,257.20     $116,972.23     $827,187.53   $1,559,962.39     $759,756.62     $908,327.73
Recoveries                                    $0.00      $21,857.61      $17,804.68     $237,813.27      $79,684.90     $261,047.29

Total Charged Off (Months 5,4,3)      $1,422,416.96
Total Recoveries (Months 3,2,1)         $335,302.85

-----------------------
Net Loss/(Recoveries) for 3 Mos       $1,087,114.11  (a)

Total Balance (Months 5,4,3)      $2,558,503,653.49  (b)

Loss Ratio Annualized [(a/b)*(12)]          0.5099%

Trigger: Is Ratio >1.5%                            No

                                                         Mar-03              Apr-03              May-03
B) Delinquency Trigger:
     Balance delinquency 60+ days                   $2,458,472.21       $3,535,979.79       $2,982,715.15
     As % of Remaining Gross Balance                    0.28656%            0.42743%            0.37279%
     Three Month Average                                0.22412%            0.30815%            0.36226%

Trigger: Is Average >2.0%                          No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance            4.4148%
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger is Minimum < 1.0%                            No

Navistar Financial 2003 - A Owner Trust
---------------------------------------------------------------
For the Month of May 2003
Distribution Date of June 16, 2003
Servicer Certificate  #1
---------------------------------------------------------------

Original PoolAmount                                             $326,316,883.05
Subsequent Receivables (transferred 06/05/03)                    $67,372,775.52
Subsequent Receivables (transferred xx/xx/xx)                             $0.00
Subsequent Receivables (transferred xx/xx/xx)                             $0.00
Subsequent Receivables (transferred xx/xx/xx)                             $0.00
Beginning Pool Balance                                          $393,689,658.57
Beginning Pool Factor                                                 1.0000000

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)          $12,723,375.72
     Interest Collected                                           $2,012,550.66
     Mandatory Prepayments                                                $0.00
Additional Deposits:

     Repurchase Amounts                                                   $0.00

     Liquidation Proceeds/Recoveries                                      $0.00
Total Additional Deposits                                                 $0.00

Repos/Chargeoffs                                                    $135,617.83
Aggregate Number of Notes Charged Off                                         6

Total Available Funds                                            $14,735,926.38

Ending Pool Balance                                             $380,830,665.02
Ending Pool Factor                                                    0.9673372

Servicing Fee                                                       $109,358.24

Repayment of Servicer Advances                                            $0.00

-------------------------------------------------------------------------------
Memo Item - Reserve Account
    Prior Month Balance                                          $15,414,661.16
     Trans Base                                                           $0.00
     Trans Low/0%                                                         $0.00
     Invest. Income                                                       $0.00
     Excess Serv.                                                 $1,583,449.20
     Transfer (to)                                                        $0.00
-------------------
     Collections Acct
     Beginning Balance                                           $16,998,110.36
-------------------------------------------------------------------------------
   Reserve Account:
     Beginning Balance  (see Memo Item)                          $16,998,110.36
     Target Percentage                                                    5.50%
     Target Balance                                              $20,945,686.58
     Specified Yield Supplement Amount                               $63,703.81
     Specified Yield Supplement Amount                                    $0.00
     Specified Reserve AccountBalance                            $21,009,390.39
     Minimum Balance                                              $7,873,793.17
     (Release) / Deposit                                                  $0.00
     Ending Balance                                              $16,998,110.36

-------------------------------------------------------------------------------
Current Weighted Average APR:                                            7.579%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Current Weighted Average Remaining Term(months):                          44.72
-------------------------------------------------------------------------------
Delinquencies
                                                Dollars     Notes

                                       -------------------  --------
     Installments     1 -30 days            1,807,980.72     1,818
                     31 - 60 days             321,496.37       292
                          60+ days             27,156.15        28

                        Total:              2,156,633.24     1,818

     Balances:            60+ days            562,341.34        28

Navistar Financial 2003 - A Owner Trust
For the Month of May 2003

----------------------------------------------------------------------

NOTES
                                            TOTAL    CLASS A - 1      CLASS A - 2      CLASS A - 3      CLASS A - 4  CLASS B NOTES
Original Pool Amount               $500,000,000.00 $85,000,000.00  $175,000,000.00  $113,000,000.00  $108,250,000.00 $18,750,000.00
Distributions:
         Distribution Percentages                         100.00%            0.00%            0.00%            0.00%          0.00%
         Coupon                                           1.2500%          1.3100%          1.7300%          2.2400%        3.0800%

Beginning Pool Balanc              $393,689,658.57
Ending Pool Balance                $380,830,665.02

Collected Principal                 $12,723,375.72
Collected Interest                   $2,012,550.66
Charge - Offs                          $135,617.83
Liquidation Proceeds / Recoveries            $0.00
Servicing                              $109,358.24
Investment Earnings from
   Pre-Funding Acct.                         $0.00
Cash Transfer from Negative
   Carry Acct.                          $49,720.46
Cash Transfer from Pre-Funding Acct.         $0.00
Cash Transfer from Reserve Account           $0.00
Total Collections Avail
  for Debt Svc                      $14,676,288.60

Beginning Balance                  $500,000,000.00 $85,000,000.00  $175,000,000.00  $113,000,000.00  $108,250,000.00 $18,750,000.00

Interest Due 2                         $233,845.85     $32,465.28       $63,680.56       $54,302.78       $67,355.56     $16,041.67
Interest Paid                          $233,845.85     $32,465.28       $63,680.56       $54,302.78       $67,355.56     $16,041.67
Principal Due                       $12,858,993.55 $12,858,993.55            $0.00            $0.00            $0.00          $0.00
Mandatory Prepayments Class A-1 only         $0.00          $0.00
Principal Paid                       12,858,993.55 $12,858,993.55            $0.00            $0.00            $0.00          $0.00

Ending Balance
Note/Certificate Pool Factor(Ending
Balance/Original Pool Amt)         $487,141,006.45 $72,141,006.45  $175,000,000.00  $113,000,000.00  $108,250,000.00 $18,750,000.00
                                                           0.8487           1.0000           1.0000           1.0000         1.0000
Total Distributions
                                    $13,092,839.40 $12,891,458.83       $63,680.56       $54,302.78       $67,355.56     $16,041.67

Interest Shortfall                           $0.00            $0.00             $0.00         $0.00            $0.00          $0.00
Principal Shortfall                          $0.00            $0.00             $0.00         $0.00            $0.00          $0.00
         Total Shortfall                     $0.00            $0.00             $0.00         $0.00            $0.00          $0.00

Excess Servicing
   (see Memo Item - Reserve Account) $1,583,449.20

    Beginning Reserve Acct Balance  $16,998,110.36
   (Release) / Draw                          $0.00
    Ending Reserve Acct Balance     $16,998,110.36

1 Principal distributions will be paid in the following priority: First to Class A-1 until paid   (* y represents previously paid
interest and principal on in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until other classes.) all Class A Notes are repaid in full, then 100% to Class B Notes.

2 Class A-1 Interest based on Actual Number of Days. Interest for first settlement based off 11 days, from 06/05/03 to
06/16/03 for Class A-1Class A-2, A-3, A-4, and Class B Interest calculated on 10 days (06/05/03 to 06/15/03).

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Memo Item - Advances:
Servicer Advances  - Current Reporting Period   $2,361,307.95
Total Outstanding Servicer Advances  $2,361,307.95

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Navistar Financial 2003 - A Owner Trust
For the Month of May 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                               5             4             3           2           1              0
                                            Dec-02      Jan-03        Feb-03      Mar-03      Apr-03         May-03

Remaining Gross Balance                        N/A         N/A          N/A          N/A         N/A   $445,694,454.55

A) Loss Trigger:
Principal of Contracts Charged Off             N/A         N/A          N/A          N/A          N/A      $135,617.83
Recoveries                                     N/A         N/A          N/A          N/A          N/A            $0.00
Total Charged Off (Months 5,4,3)               N\A
Total Recoveries (Months 3,2,1)              $0.00
                                        ----------------
Net Loss/(Recoveries) for 3 Mos                N\A (a)

Total Balance (Months 5,4,3)                   N\A (b)

Loss Ratio Annualized [(a/b)*(12)]             N\A

Trigger: Is Ratio > 1.5%                        No

                                                    Mar-03         Apr-03          May-03
B) Delinquency Trigger:
    Balance delinquency 60+ days                      N/A            N/A      $562,341.34
    As % of Remaining Gross Balance                   N\A            N\A         0.12617%
    Three Month Average                               N/A            N/A              N/A

Trigger: Is Average > 2.0%                     No

C) Noteholders Percent Trigger:
    Ending Reserve Account Balance          4.3176%
    not less than 1% of Initial Aggregate
    Receivables Balance

Trigger: Is Minimum < 1.0%                     No

Beginning Balance-Back-up Servicer Acct   $250,000.00
minus:    Activity for month                        0
Ending Balance-Back-up Servicer Account   $250,000.00

Navistar Financial 2003 - A Owner Trust

For the Period 06/05/03 through 06/16/03

     Pre-Funding Account:

         Beginning Balance 6/05/03                              $173,683,116.95
         Plus: Investment  Earnings                                       $0.00
            Less: 06/05/03 Transfer to Sellers                   $67,372,775.52
            Less: Investment Earnings to Collection Acct                  $0.00

                                                                ----------------
            Ending Balance 6/16/03                              $106,310,341.43

     Negative Carry Account:

         Beginning Balance 06/05/03                                 $836,398.07
         Plus: Investment Earnings                                        $0.00
         Less: 06/13/03 Negative Carry Amount to Collections Acct    $49,720.46
         Less: Investment Earnings Distributed to Sell                    $0.00

                                                                  --------------

Subtotal                                                            $786,677.61
         Less: Required Negative Carry Account Balance              $498,976.04

                                                                  --------------
        Subtotal:  Excess over the Required Negative
        Carry Acct balance                                          $287,701.57
         Less:  Excess released to Seller on 06/16/03               $287,701.57

         Ending  Account Balance 06/16/03                           $498,976.04